MULTI-MANAGER FUNDS

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND (NMMEX)

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (NMFIX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND (NMMGX)

MULTI-MANAGER INTERNATIONAL EQUITY FUND (NMIEX)

MULTI-MANAGER LARGE CAP FUND (NMMLX)

MULTI-MANAGER MID CAP FUND (NMMCX)

MULTI-MANAGER SMALL CAP FUND (NMMSX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (NMHYX)

Prospectus dated July 31, 2013

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

3	FUND SUMMARIES

	3	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

	7	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	11	MULTI-MANAGER GLOBAL REAL ESTATE FUND

	15	MULTI-MANAGER INTERNATIONAL EQUITY FUND

	19	MULTI-MANAGER LARGE CAP FUND

	23	MULTI-MANAGER MID CAP FUND

	27	MULTI-MANAGER SMALL CAP FUND

	31	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

35	BROAD-BASED SECURITIES MARKET INDICES

36	INVESTMENT ADVISERS

37	ADVISORY FEES

38	FUND MANAGEMENT

48	OTHER FUND SERVICES

49	PURCHASING AND SELLING SHARES

	49	PURCHASING SHARES

	49	OPENING AN ACCOUNT

	51	SELLING SHARES

53	ACCOUNT POLICIES AND OTHER INFORMATION

60	DIVIDENDS AND DISTRIBUTIONS

61	TAX CONSIDERATIONS

64	SECURITIES, TECHNIQUES AND RISKS

	64	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	74	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	82	DISCLAIMERS

83	FINANCIAL HIGHLIGHTS

92	FOR MORE INFORMATION

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FUND SUMMARIES

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging and frontier market equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.16%
Other Expenses	0.37%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.12%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.54%
Expense Reimbursement(2)	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.36%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$469	$822	$1,819

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index. As of May 31, 2013, the indices included the following markets: Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam. These countries are subject to change with changes in the indices. The Fund’s sub-advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in companies of any size located in a number of countries throughout the world.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in

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MULTI-MANAGER EMERGING MARKETS EQUITY FUND

percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index or MSCI Frontier Markets Index. It is not a sponsor of the Multi-Manager Emerging Markets Equity Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is (9.18)%. For the period shown in the bar chart above, the highest quarterly return was 33.33% in the second quarter of 2009, and the lowest quarterly return was (22.25)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	Since Inception
Multi-Manager Emerging Markets Equity Fund	11/19/08
Return before taxes		19.75%	25.63%
Return after taxes on distributions		19.69%	24.07%
Return after taxes on distributions and sale of Fund shares		13.28%	22.26%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		18.22%	23.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Emerging Markets Equity Fund. Axiom International Investors LLC, PanAgora Asset Management, Inc., Pzena Investment Management, LLC, Trilogy Global Advisors, LP and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Axiom International Investors LLC
Chris Lively, CFA	Co-Portfolio Manager	November 2008
Donald Elefson, CFA	Co-Portfolio Manager	January 2012
PanAgora Asset Management, Inc.
George Mussalli, CFA	Chief Investment Officer and Head of Research – Equity Strategies team	November 2008
Dmitri Kantsyrev, Ph.D., CFA	Director	November 2008
Jane Zhao, Ph.D.	Director	July 2013
Pzena Investment Management, LLC
Caroline Cai, CFA	Principal and Portfolio Manager	June 2011
Allison Fisch	Principal and Portfolio Manager	June 2011
John P. Goetz	Managing Principal, Co- Chief Investment Officer and Portfolio Manager	June 2011
Trilogy Global Advisors, LP
Pablo Salas	Senior Portfolio Manager	March 2010
William Sterling	Chief Investment Officer	March 2010
Robert Beckwitt	Senior Portfolio Manager	March 2010
Westwood Global Investments, LLC
Meg Reynolds, CFA	Principal	November 2008
Bryan Ward, CFA	Principal	November 2008

NORTHERN FUNDS PROSPECTUS	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE

The Fund seeks total return through both income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.47%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.22%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses(1)	1.29%
Expense Reimbursement(2)	(0.27)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.02%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$382	$682	$1,533

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent period ended March 31, 2013, the Fund’s portfolio turnover rate was 50.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock and preferred stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non-U.S.) country, including emerging and frontier market countries. The Fund may invest in large, medium or small capitalization infrastructure companies.

The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines “infrastructure” as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and

NORTHERN FUNDS PROSPECTUS	7	MULTI-MANAGER FUNDS

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MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, although the Fund will not invest more than 25% of its net assets in such energy-related MLPs and their affiliates. The Fund expects to invest a significant portion of its assets in infrastructure companies operating in the utilities and energy sectors.

The Fund may enter into spot and foreign currency exchange contracts to facilitate settlement of securities transactions. A portion of the Fund’s net assets may be “illiquid securities,” i.e. securities that do not have a readily available market or that are subject to resale restrictions.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund intends to be fully invested at all times. However, for temporary defensive purposes and pending investment money received for share purchases or to facilitate Fund redemptions, the Fund may invest up to 100% of its assets in cash, high quality short-term investments and repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

NEW FUND RISK is the risk that the Fund, because it is new with no operating history, will not grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

MARKET SEGMENT RISK is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure companies may have a significant impact on the Fund’s performance.

INFRASTRUCTURE COMPANIES Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FORWARD CURRENCY CONTRACTS is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS PROSPECTUS

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MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

COUNTERPARTY RISK is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MLP RISK is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

LIQUIDITY RISK is the risk that some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REGULATORY RISK is the risk that changes in government regulation of the financial markets may adversely affect the value of a security.

NON-DIVERSIFICATION RISK is the risk that, to the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

CONCENTRATION RISK is the risk that because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities in the infrastructure business, as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which is accessible on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111, will provide some indication of the risks of investing in the Fund.

NORTHERN FUNDS PROSPECTUS	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Global Listed Infrastructure Fund. Brookfield Investment Management Inc. and Lazard Asset Management LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	September 2012
Jessica K. Hart	Senior Vice President	September 2012
Brookfield Investment Management Inc.
Sam Arnold, CFA	Portfolio Manager	September 2012
Craig Noble, CFA	Co-Chief Investment Officer and Portfolio Manager	September 2012
Lazard Asset Management LLC
Warryn Robertson	Senior Vice President, Portfolio Manager/Analyst	March 2013
John Mulquiney, CFA	Senior Vice President, Portfolio Manager/Analyst	March 2013

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) generally with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income through a diversified portfolio of primarily equity securities of U.S. and foreign real estate and real estate related companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Other Expenses	0.36%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.11%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.47%
Expense Reimbursement(2)	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.11%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$429	$769	$1,727

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation and current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of real estate companies and real estate related companies (collectively “real estate companies”). This means that the Fund will concentrate its investments in companies that derive a significant portion of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have a significant portion of their assets in these types of real estate-related areas. The Fund will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Fund assets that may be invested in the securities of foreign companies. The Fund anticipates that it will invest greater than 25% of its assets in equity-related securities of real estate companies in the U.S. The Fund does not invest directly in real estate.

The Fund anticipates that its investments in equity-related securities of real estate companies will be primarily in securities of companies known as real estate investment trusts (REITs) or U.S. or non-U.S. REIT-like companies that own and/or manage property. The Fund may invest without limit in the securities of REITs. The Fund may also invest in equity securities of other types of real estate companies including REITs that invest in real estate-related loans.

NORTHERN FUNDS PROSPECTUS	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

REIT RISK is the risk that the Fund’s investments will be affected by factors affecting real estate investment trusts (REITs) and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

INTEREST RATE RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates.

IPO RISK is the risk that the market value of shares of initial public offerings (IPOs) will fluctuate considerably or decline shortly after the initial public offering, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is (0.13)%. For the period shown in the bar chart above, the highest quarterly return was 34.79% in the second quarter of 2009, and the lowest quarterly return was (22.09)% in the first quarter of 2009.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	Since Inception
Multi-Manager Global Real Estate Fund	11/19/08
Return before taxes		27.99%	24.14%
Return after taxes on distributions		26.09%	22.34%
Return after taxes on distributions and sale of Fund shares		19.29%	20.60%
FTSE® EPRA®/NAREIT® Global Index (reflects no deduction for fees, expenses, or taxes)		28.98%	24.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Global Real Estate Fund. CBRE Clarion Securities LLC and EII Realty Securities, Inc. each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
CBRE Clarion Securities LLC
T. Ritson Ferguson	Co-Chief Investment Officer and Senior Portfolio Manager	November 2008
Steven D. Burton	Co-Chief Investment Officer and Senior Portfolio Manager	November 2008
Joseph P. Smith	Co-Chief Investment Officer and Senior Portfolio Manager	November 2008
EII Realty Securities, Inc.
James Rehlaender	Managing Director and Senior Portfolio Manager	November 2008
Al Otero	Managing Director and Senior Portfolio Manager	November 2008
Peter Nieuwland	Senior Analyst and Co-Portfolio Manager – Europe	November 2008
Suang Eng Tsan	Senior Analyst and Co-Portfolio Manager – Asia	November 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500

NORTHERN FUNDS PROSPECTUS	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non-U.S. equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.06%
Other Expenses	0.37%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.12%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses(1)	1.45%
Expense Reimbursement(2)	(0.08)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.37%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$139	$451	$785	$1,728

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed capital markets. The Fund may invest up to 40% of its net assets in issuers domiciled in emerging markets.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

NORTHERN FUNDS PROSPECTUS	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 0.21%. For the periods shown in the bar chart above, the highest quarterly return was 22.13% in the second quarter of 2009, and the lowest quarterly return was (21.01)% in the third quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	Since Inception
Multi-Manager International Equity Fund	6/22/06
Return before taxes		17.76%	(2.99)%	1.44%
Return after taxes on distributions		17.65%	(3.19)%	1.03%
Return after taxes on distributions and sale of Fund shares		12.19%	(2.53)%	1.12%
MSCI ACWI® ex USA Index (reflects no deduction for fees, expenses, or taxes)		16.83%	(2.89)%	3.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager International Equity Fund. Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC, Northern Cross, LLC, and William Blair & Company, L.L.C. each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Altrinsic Global Advisors, LLC
John Hock	Chief Investment Officer, Founder and Portfolio Manager/Analyst	June 2006
John L. DeVita	Principal and Portfolio Manager/Analyst	June 2006
Rehan Chaudhri	Principal and Portfolio Manager/Analyst	June 2006
EARNEST Partners, LLC
Paul E. Viera, Jr.	Chief Executive Officer and Manager	June 2012
NFJ Investment Group LLC
Ben Fischer, CFA	Chief Investment Officer, Managing Director and Portfolio Manager	October 2010
Paul Magnuson	Managing Director and Portfolio Manager/Analyst	October 2010
Thomas Oliver, CFA, CPA	Managing Director and Portfolio Manager/Analyst	October 2010
R. Burns McKinney, CFA	Managing Director and Portfolio Manager/Analyst	October 2010
L. Baxter Hines	Director and Portfolio Manager/Analyst	October 2010
John Mowrey	Vice President and Portfolio Manager/Analyst	July 2013
Northern Cross, LLC
Howard Appleby, CFA	Principal/Portfolio Manager	February 2012
Jean-Francois Ducrest	Principal/Portfolio Manager	February 2012
James LaTorre, CFA	Principal/Portfolio Manager	February 2012
Edward E. Wendell, Jr.	Principal/Portfolio Manager	February 2012

NORTHERN FUNDS PROSPECTUS	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

	Title	Portfolio Manager of Fund since:
William Blair & Company, L.L.C.
W. George Greig	Partner, Co-Portfolio Manager	March 2008
Simon Fennell	Partner, Co-Portfolio Manager	May 2013
Jeffrey Urbina, CFA	Partner, Co-Portfolio Manager	May 2013

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily larger market capitalization equity securities. Income is the Fund’s secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.29%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.04%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.20%
Expense Reimbursement(2)	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.11%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$372	$651	$1,447

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of the companies in the Russell 1000® Index (the “Russell 1000 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of May 31, 2013, the market capitalization of the companies in the Russell 1000 Index was between $1.8 billion and $422.1 billion. The size of companies in the Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell 1000 Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate

NORTHERN FUNDS PROSPECTUS	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Index. It is not a sponsor of the Multi-Manager Large Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 12.70%. For the periods shown in the bar chart above, the highest quarterly return was 14.14% in the second quarter of 2009, and the lowest quarterly return was (19.57)% in the fourth quarter of 2008.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	Since Inception
Multi-Manager Large Cap Fund	10/17/07
Return before taxes		13.23%	1.40%	0.90%
Return after taxes on distributions		10.88%	0.79%	0.31%
Return after taxes on distributions and sale of Fund shares		11.49%	1.15%	0.72%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		16.42%	1.92%	1.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Large Cap Fund. Delaware Investment Fund Advisers, Jennison Associates LLC, NWQ Investment Management Company, LLC and WestEnd Advisors, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Delaware Investment Fund Advisers
D. Tysen Nutt, Jr.	Senior Vice President and Senior Portfolio Manager	October 2007
Anthony A. Lombardi	Vice President and Senior Portfolio Manager	October 2007
Robert A. Vogel, Jr.	Vice President and Senior Portfolio Manager	October 2007
Nikhil G. Lalvani	Vice President and Senior Portfolio Manager	October 2007
Kristen E. Bartholdson	Vice President and Senior Portfolio Manager	October 2007
Jennison Associates LLC
Kathleen A. McCarragher	Director, Managing Director and Head of Growth Equity	October 2007
NWQ Investment Management Company, LLC
Jon D. Bosse, CFA	Co-President, Chief Investment Officer, Managing Director and Portfolio Manager	February 2011
WestEnd Advisors, LLC
Robert L. Pharr	Managing Partner and Chief Investment Officer	September 2012
Frederick O. Porter, CFA	Partner and Investment Analyst	September 2012
Edmund N. Durden	Partner and Investment Analyst	September 2012

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust

NORTHERN FUNDS PROSPECTUS	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.31%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.06%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.22%
Expense Reimbursement(2)	(0.21)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.01%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$366	$650	$1,459

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of companies in the Russell Midcap® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of May 31, 2013, the market capitalization of the companies in the Russell Midcap Index was between $1.8 billion and $21.5 billion. The size of companies in the Russell Midcap® Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell Midcap® Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate

NORTHERN FUNDS PROSPECTUS	23	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

within the constraints of the Fund’s investment objective,

strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell Midcap Index. It is not a sponsor of the Multi-Manager Mid Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 14.21%. For the periods shown in the bar chart above, the highest quarterly return was 18.70% in the third quarter of 2009, and the lowest quarterly return was (24.82)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	Since Inception
Multi-Manager Mid Cap Fund	6/22/06
Return before taxes		14.41%	3.33%	4.90%
Return after taxes on distributions		13.59%	3.01%	4.49%
Return after taxes on distributions and sale of Fund shares		10.48%	2.81%	4.12%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)		17.28%	3.57%	5.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Mid Cap Fund. Geneva Capital Management Ltd., LSV Asset Management and Systematic Financial Management, L.P. each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Geneva Capital Management Ltd.
Amy Croen	Managing Principal, Co- Founder and Portfolio Manager	June 2006
William Priebe	Managing Principal, Co- Founder and Portfolio Manager	June 2006
Michelle Picard	Managing Principal and Portfolio Manager	June 2006
Scott Priebe	Managing Principal and Portfolio Manager	June 2006
LSV Asset Management
Josef Lakonishok	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager	June 2006
Menno Vermeulen, CFA	Partner and Portfolio Manager	June 2006
Puneet Mansharamani, CFA	Partner and Portfolio Manager	June 2006
Systematic Financial Management, L.P.
Ron Mushock, CFA	Managing Partner and Portfolio Manager	June 2008
D. Kevin McCreesh, CFA	Chief Investment Officer, Managing Partner and Portfolio Manager	June 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

NORTHERN FUNDS PROSPECTUS	25	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily smaller market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Other Expenses	0.31%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.06%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.42%
Expense Reimbursement(2)	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.31%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.30%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$439	$766	$1,692

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index. Securities of companies whose capitalization no longer meets this definition after purchase may continue to be considered securities of small capitalization companies and held in the Fund. As of May 31, 2013, the market capitalization of the companies in Russell 2000 Index was between $129 million and $3.3 billion. As of May 31, 2013, the market capitalization of the companies in the S&P SmallCap 600 Index was between $70.0 million and $3.7 billion. The sizes of companies in the Indices change with market conditions. In addition, changes to the composition of the Russell 2000 Index and the S&P SmallCap 600 Index can change the market capitalization ranges of the companies in the Indices. The Fund is not limited to the equity securities included in the Russell 2000 Index or the S&P SmallCap 600 Index and may invest in other equity securities that meet the sub-advisers’ criteria discussed below.

While the Fund invests at least 80% of its net assets in equity securities of small capitalization companies, it may also invest

NORTHERN FUNDS PROSPECTUS	27	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

up to 20% of its net assets in equity securities of companies that have market capitalizations that are higher or lower than the ranges of the Russell 2000 Index or the S&P SmallCap 600 Index.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. Standard & Poor’s Financial Services LLC does not endorse any of the securities in the S&P SmallCap 600. They are not sponsors of the Multi-Manager Small Cap Fund and are not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 16.22%. For the periods shown in the bar chart above, the highest quarterly return was 22.06% in the second quarter of 2009, and the lowest quarterly return was (26.27)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	Since Inception
Multi-Manager Small Cap Fund	6/22/06
Return before taxes		14.31%	1.88%	2.90%
Return after taxes on distributions		13.84%	1.45%	2.27%
Return after taxes on distributions and sale of Fund shares		9.93%	1.54%	2.30%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		16.35%	3.56%	4.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager Small Cap Fund. Cardinal Capital Management, L.L.C., Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management, LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Cardinal Capital Management, L.L.C.
Amy K. Minella	Managing Partner and Portfolio Manager	February 2011
Eugene Fox	Partner and Portfolio Manager	February 2011
Robert B. Kirkpatrick, CFA	Partner and Portfolio Manager	February 2011
Rachel D. Matthews	Partner, Analyst and Portfolio Manager	February 2011
Denver Investment Advisors LLC
Troy Dayton, CFA	Partner, Director of Value Research, Portfolio Manager and Research Analyst	June 2010
Mark M. Adelmann, CFA	Partner, Portfolio Manager and Research Analyst	June 2010
Derek R. Anguilm, CFA	Partner, Portfolio Manager and Research Analyst	June 2010
Lisa Z. Ramirez, CFA	Partner, Portfolio Manager and Research Analyst	June 2010

NORTHERN FUNDS PROSPECTUS	29	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

	Title	Portfolio Manager of Fund since:
Hotchkis and Wiley Capital Management, LLC
James B. Miles	Portfolio Manager and Principal	June 2010
David E. Green, CFA	Portfolio Manager and Principal	June 2010
Riverbridge Partners, LLC
Mark A. Thompson	Chief Investment Officer and Portfolio Manager	March 2010
Rick D. Moulton, CFA	Principal and Portfolio Manager	March 2010
Dana L. Feick, CFA	Principal and Associate Portfolio Manager	March 2010
Summit Creek Advisors, LLC
Joseph J. Docter, CFA	Co-Founder and Senior Portfolio Manager	March 2013
Adam N. Benson, CFA	Co-Founder and Senior Portfolio Manager	March 2013

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks total return consisting of a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.38%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.13%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.19%
Expense Reimbursement(2)	(0.28)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.91%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. have contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Fund’s Board of Trustees. Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut serve as the investment advisers to the Fund and Northern Trust Investments, Inc. serves as administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut, serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$350	$627	$1,418

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96.04% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). These may include:

■	Obligations of U.S. and foreign corporations and banks;

■	Obligations of state, local and foreign governments;

■	Senior and subordinated bonds and debentures;

■	Mortgage and other asset-backed securities;

■	Zero coupon, pay-in-kind and capital appreciation bonds;

■	Convertible securities, preferred stock, structured securities and loan participations; and

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities.

The sub-advisers may shift the Fund’s assets among various types of securities based upon changing market conditions, yield differences and the credit-worthiness of issuers among other things.

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Unrated securities will be of comparable quality as

NORTHERN FUNDS PROSPECTUS	31	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

determined by each sub-adviser. Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed-income securities, it may invest a portion of its assets in securities of higher quality. The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in fixed-income securities of foreign issuers, including issuers located in emerging market countries. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment advisers will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including duration, credit quality, average maturity, industry and geographic region). The Fund’s investment advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Funds may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment advisers or sub-advisers may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2013 is 1.09%. For the period shown in the bar chart above, the highest quarterly return was 6.74% in the third quarter of 2010, and the lowest quarterly return was (7.65)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	Since Inception
Multi-Manager High Yield Opportunity Fund	9/23/09
Return before taxes		16.65%	10.44%
Return after taxes on distributions		14.01%	7.75%
Return after taxes on distributions and sale of Fund shares		10.90%	7.40%
BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)		15.55%	12.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serve jointly as the investment advisers of the Multi-Manager High Yield Opportunity Fund. DDJ Capital Management, LLC, Loomis, Sayles & Company, L.P. and Neuberger Berman Fixed Income LLC each serves as a sub-adviser of the Fund.

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MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	September 2009
DDJ Capital Management, LLC
Anthony M. Ranaldi	Portfolio Manager	September 2012
Joseph W. Lind, CFA	Assistant Portfolio Manager	September 2012
Loomis, Sayles & Company, L.P.
Matthew J. Eagan, CFA	Vice President and Portfolio Manager	October 2012
Elaine M. Stokes	Vice President and Portfolio Manager	October 2012
Neuberger Berman Fixed Income LLC
Ann H. Benjamin	Managing Director and Portfolio Manager	July 2011
Thomas P. O’Reilly, CFA	Managing Director and Portfolio Manager	July 2011
Russ Covode	Managing Director and Portfolio Manager	July 2011

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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MULTI-MANAGER FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE FTSE® EPRA®/NAREIT® GLOBAL INDEX is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 36 countries worldwide, covering both the developed and emerging markets. As of May 31, 2013, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 36 countries: Australia, Austria, Belgium, Brazil, Canada, China, Czech Republic, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United Arab Emirates and the United States.

THE BofA MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

THE MSCI ACWI® ex USA INDEX is a free-float adjusted market capitalization index that is designed to measure the equity performance in the global developed and emerging markets, excluding the U.S. As of May 31, 2013, the MSCI ACWI ex USA Index consisted of the following 44 developed and emerging market countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and United Kingdom.

THE MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 31, 2013, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

THE MSCI FRONTIER MARKETS INDEX is a free float-adjusted market capitalization index that is designed to track the performance of a range of equity markets that are now more accessible to global investors. It aims to achieve a broad representation of the investment opportunity set while taking into consideration investability requirements within each market. As of May 31, 2013, the MSCI Frontier Markets Index consisted of the following 25 frontier market country indices: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, United Arab Emirates and Vietnam.

THE RUSSELL MIDCAP® INDEX is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index as of May 31, 2013.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately 92% of the U.S. market as of May 31, 2013.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 31, 2013.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 31, 2013.

THE S&P COMPOSITE 1500® INDEX is a broad-based capitalization-weighted index representing the large cap, mid cap and small cap segments of the U.S. equity market.

THE S&P SMALLCAP 600® INDEX is an unmanaged small cap index which measures the 600 smallest stocks in the S&P Composite 1500® Index. These stocks comprise approximately 3% of the U.S. domestic equities market as of May 31, 2013.

NORTHERN FUNDS PROSPECTUS	35	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

INVESTMENT ADVISERS

This Prospectus describes seven equity funds and one fixed income fund (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”). The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, Inc. (“NTI”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), each a subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Funds and are responsible for their overall administration. NTCC is located at 300 Atlantic Street, Stamford, Connecticut 06901, and NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTCC, NTI, and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

As of June 30, 2013, Northern Trust Corporation, through its affiliates, had assets under custody of $4.99 trillion, and assets under investment management of $803.0 billion.

The Funds are managed by the Investment Advisers and one or more asset managers unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Advisers also have the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Trustees. The Investment Advisers are responsible for managing the Funds during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired. Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Northern Multi-Manager Funds’ Board of Trustees, is responsible for: (1) selecting the overall investment strategies of the Funds; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where a Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; and (5) implementing procedures to ensure that the Sub-Advisers comply with each Fund’s investment objectives, policies and restrictions.

INVESTMENT SUB-ADVISERS

The Funds have received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Funds except for cash management services for each of the Funds, which will be provided by the Investment Advisers. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The current Sub-Advisers for the Funds and their portfolio managers are set forth on page 38 under the section entitled “Fund Management.”

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MULTI-MANAGER FUNDS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, NTI and NTCC are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). The table also reflects the advisory fees paid by each of the Funds for the fiscal year ended March 31, 2013 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI and NTCC have contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses and interest, if any) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI and NTCC or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI and NTCC may reimburse additional expenses or waive advisory fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of each Fund’ s Advisory Agreement will be available in the Funds’ semiannual report to shareholders for the six-month period ending September 30, 2013. Discussions regarding the Funds’ Sub-Advisory Agreements are or will be available in the Funds’ annual and semi-annual reports to shareholders dated March 31, 2013, and September 30, 2013, respectively. The Sub-Advisers’ fees are paid by the Investment Advisers out of their advisory fee.

	Contractual Rate			Advisory Fee Paid for Fiscal Year Ended 3/31/13
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
MULTI-MANAGER EMERGING MARKETS EQUITY	1.20%	1.13%	1.08%	1.16%
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	0.80%	0.75%	0.72%	0.80%	(1)
MULTI-MANAGER GLOBAL REAL ESTATE	1.10%	1.03%	0.99%	1.10%
MULTI-MANAGER INTERNATIONAL EQUITY	1.10%	1.03%	0.99%	1.06%
MULTI-MANAGER LARGE CAP	0.90%	0.85%	0.81%	0.90%
MULTI-MANAGER MID CAP	0.90%	0.85%	0.81%	0.90%
MULTI-MANAGER SMALL CAP	1.10%	1.03%	0.99%	1.10%

	Contractual Rate			Advisory Fee Paid for Fiscal Year Ended 3/31/13
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
MULTI-MANAGER HIGH YIELD OPPORTUNITY	0.80%	0.75%	0.72%	0.80%

(1)	The Fund commenced operations on September 18, 2012.

NORTHERN FUNDS PROSPECTUS	37	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND MANAGEMENT

Christopher E. Vella, Senior Vice President and Chief Investment Officer of NTCC, and Jessica K. Hart, Senior Vice President of NTCC, have been managers for each of the Funds since January 2012 and June 2009, respectively. Mr. Vella has been with Northern Trust since 2004 and has been the Chief Investment Officer of NTCC since 2011. Prior to taking on Chief Investment Officer responsibilities, Mr. Vella was the Global Director of Northern’s Manager Research Team. Ms. Hart has been with Northern Trust since 2000 and has worked in the NTCC portfolio management department since 2003.

THE SUB-ADVISERS AND FUND MANAGERS TO THE FUNDS

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Advisers and the Board of Trustees.

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

AXIOM INTERNATIONAL INVESTORS LLC (“AXIOM”). Axiom has managed a portion of the Fund since November 2008. Axiom is a Delaware limited liability company located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 and was founded in 1998. As of June 30, 2013, Axiom had assets under management of approximately $8.1 billion. Chris Lively, CFA, is a co-portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Axiom. Mr. Lively has been a Portfolio Manager at Axiom since 2008, prior to which he was a portfolio manager for Asia ex-Japan at Clay Finlay. Donald Elefson, CFA, is the co-portfolio manager for the Axiom International Investors’ Emerging Markets Equity strategy effective January 17, 2012. Mr. Elefson has over 18 years of portfolio management experience in both emerging and frontier markets and was most recently a portfolio manager with Harding Loevner Funds, Inc. Axiom employs a bottom-up, growth-oriented investment discipline that relies on detailed fundamental stock analysis to identify companies that are improving more quickly than is generally expected in the current operating fundamentals of the business. This discipline is rooted in Axiom’s basic philosophy that companies that report better than expected operating results, or positive surprises relative to forecasts that are built into consensus expectations, will generally outperform. Axiom’s primary emphasis is therefore to isolate those companies that are likely to exceed expectations, which it does by identifying and monitoring the key business drivers of each stock. Axiom believes that key business drivers are essentially the leading indicators of earnings and stock price performance.

PANAGORA ASSET MANAGEMENT, INC. (“PANAGORA”). PanAgora has managed a portion of the Fund since November 2008. PanAgora is a Delaware corporation located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210 and was founded in 1985. As of May 31, 2013, PanAgora had assets under management of approximately $35.0 billion. A team of investment professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by PanAgora. The team consists of George Mussalli, CFA, Dmitri Kantsyrev, Ph.D. CFA and Jane Zhao, Ph.D. Mr. Mussalli is the CIO and head of research of the Equity Strategies team at PanAgora. In addition to his oversight of the team, Mr. Mussalli is responsible for developing PanAgora’s fundamental valuation model for U.S. Active Equity Investments. Mr. Mussalli joined PanAgora in 2004. Mr. Kantsyrev, Director, Equity, is also a member on PanAgora’s Dynamic Modeling Team responsible for conducting research for PanAgora’s global and international equity strategies. Mr. Kantsyrev joined PanAgora in 2007. Dr. Zhao is a Director on the Dynamic Equity Management Team. Her primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Dynamic Equity strategies with a focus on PanAgora’s U.S. Equity capabilities. Dr. Zhao joined PanAgora in 2006.

PanAgora’s investment philosophy integrates multiple sources of excess return (alpha) within multi-factor models to develop individual return forecasts for all securities in the investable universe. PanAgora employs a continuous bottom-up process that encompasses: 1) quantitative and fundamental alpha signals; 2) sophisticated portfolio construction and cost-effective trading; and 3) a contextual modeling approach that uniquely models each stock based on its risk characteristics.

PZENA INVESTMENT MANAGEMENT, LLC (“PZENA”). Pzena has managed a portion of the Fund since June 2011. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. Pzena is a registered investment adviser, founded in late 1995 and began managing assets on January 1, 1996. As of June 30, 2013, Pzena managed approximately $20.3 billion in client assets. A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pzena. The members of the portfolio management team are Caroline Cai, CFA, Allison Fisch and John P. Goetz. Ms. Cai is a Principal and Portfolio Manager at Pzena, and has worked at Pzena since 2004. Ms. Fisch is a Principal and Portfolio Manager at Pzena, and has worked at the firm since 2001. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena and joined the firm in 1996. Pzena employs a classic value investment philosophy. It seeks to focus exclusively on companies that are underperforming their historically

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

demonstrated earnings power. Pzena focuses on companies that it believes meet all of the following criteria: the current valuation is low compared to the company’s normalized earnings power; current earnings are below historic norms; Pzena judges that the problems with current valuation and current earnings are temporary; Pzena believes that management has a viable strategy to generate earnings recovery; and Pzena believes that there is meaningful downside protection in case the earnings recovery does not materialize.

TRILOGY GLOBAL ADVISORS, LP (“TRILOGY”). Trilogy has managed a portion of the Fund since March 2010. Trilogy is located at 1114 Avenue of the Americas, 28th Floor, New York, New York 10036 and was founded in 1999. As of June 30, 2013, Trilogy had assets under management of approximately $12.5 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Trilogy. The team consists of Pablo Salas, who is a Senior Portfolio Manager, William Sterling, who is the Chief Investment Officer and Robert Beckwitt, who is a Senior Portfolio Manager. Trilogy follows a consistent bottom-up, growth-oriented investment process based on the belief that future earnings is a key determinant of long-term equity returns. The research discipline focuses on identifying companies with a high level of sustainable earnings power or the near-term potential to achieve such earnings power. Accordingly, Trilogy’s portfolios contain a mix of both traditional growth companies and early stage growth companies. Trilogy’s overall goal is to provide above benchmark returns at a moderate level of risk.

WESTWOOD GLOBAL INVESTMENTS, LLC (“WESTWOOD”). Westwood has managed a portion of the Fund since November 2008. Westwood is a Massachusetts limited liability company located at 99 Summer Street, Suite 1130, Boston, Massachusetts 02110 and was founded in 2003. As of June 30, 2013, Westwood had assets under management of approximately $6.4 billion. Meg Reynolds, CFA and Bryan Ward, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Westwood. Ms. Reynolds has 25 years of broad investment experience, and has served as Principal of Westwood since 2003. Mr. Ward has 24 years of broad investment experience, and has served as Principal of Westwood since 2003. Westwood’s investment strategy with regard to the Fund seeks to achieve long-term performance driven by a bottom-up stock selection process in global emerging markets. Westwood’s basic investment philosophy is as follows: 1) investing like everyone else results in earning the same returns; 2) superior stock selection is driven by patient implementation of thorough, bottom-up fundamental research; and 3) a focused portfolio is a result of conviction. Westwood’s security analysis attempts to identify companies that are undervalued on an absolute basis. A focus is placed on a thorough analysis of the cash flows of a company, how the company generates cash, the sustainability of the cash flow, and how the cash flow is utilized. This process is designed to find a portfolio of higher quality companies with sustainable or improving returns and strong balance sheets.

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BIM”). BIM has managed the Fund since inception. BIM is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a global alternative asset manager with approximately $185 billion in assets under management as of March 31, 2013. Brookfield’s public market activities are conducted by BIM, a registered investment adviser. BIM’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. BIM maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2013. Craig Noble, CFA and Sam Arnold, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by BIM. Mr. Noble is the Co-Chief Investment Officer and a portfolio manager across BIM’s global listed infrastructure strategies and is based in Chicago. He leads BIM’s global listed infrastructure business and oversees portfolio construction including execution of buy/sell decisions. He joined Brookfield in 2004 and moved to BIM in February 2008, bringing more than 12 years of experience in the infrastructure arena. Mr. Noble holds the Chartered Financial Analyst designation. He has served as a portfolio manager of the Fund since its inception. Mr. Arnold is a portfolio manager for BIM’s infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market. Mr. Arnold has 15 years of infrastructure investing experience, including as a sell side analyst at Credit Suisse in the U.S. pipeline sector and work on a long/short energy infrastructure fund for a Chicago-based multi-strategy hedge fund. Mr. Arnold is trained as an engineer and began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets. BIM utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. BIM also draws upon the expertise and knowledge within Brookfield and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. BIM takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. BIM uses proprietary

NORTHERN FUNDS PROSPECTUS	39	MULTI-MANAGER FUNDS

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research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”). Lazard has managed a portion of the Fund since March 2013. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. As of March 31, 2013, Lazard had assets under management of approximately $155.7 billion. Mr. Warryn Robertson is a portfolio manager/analyst with Lazard Asset Management Pacific in Sydney, Australia. Mr. Robertson joined Lazard in April 2001 and has been working in the investment field since 1992. Mr. John Mulquiney, CFA, is a portfolio manager/analyst with Lazard Asset Management Pacific in Sydney, Australia. Mr. Mulquiney joined Lazard in August 2005 and has been working in the investment field since 1997. Lazard seeks to invest in listed infrastructure companies that own and operate physical infrastructure assets such as toll roads, airports, gas utilities and railroads. Lazard’s pure play definition will lead the manager into assets that naturally exhibit fundamental infrastructure characteristics, such as high barriers to entry and relatively inelastic demand. Lazard does not generally hold infrastructure support companies such as construction, steel or engineering firms that may raise the volatility and correlation to the overall market.

MULTI-MANAGER GLOBAL REAL ESTATE FUND

CBRE CLARION SECURITIES LLC (“CBRE CLARION”). CBRE Clarion Securities LLC has managed a portion of the Fund since November 2008. CBRE Clarion is a Delaware limited liability company located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087 and its original predecessor firm was founded in 1969. As of June 30, 2013, CBRE Clarion had assets under management of approximately $23.6 billion. T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith are primarily responsible for day- to-day management of the portion of the Fund sub-advised by CBRE Clarion. Mr. Ferguson is a Co-Chief Investment Officer and Senior Portfolio Manager, as well as a member of the CBRE Clarion Global Investment Policy Committee, and is responsible for the oversight of the firm’s investment portfolios. He has 27 years of real estate investment experience. Mr. Ferguson is one of the three founding members of CBRE Clarion’s predecessor firm, which was formed in 1992. Mr. Burton is a Co-Chief Investment Officer and Senior Portfolio Manager, as well as a member of the CBRE Clarion Global Investment Policy Committee, and is co-leader of the firm’s European real estate securities research team. He joined the firm in 1995 and has 29 years of real estate investment experience. Mr. Smith is a Co-Chief Investment Officer and Senior Portfolio Manager, as well as a member of the CBRE Clarion Global Investment Policy Committee, and is a co-leader of the firm’s U.S. real estate securities research team. He joined the firm in 1997 and has 23 years of real estate investment experience. CBRE Clarion uses a multi-step investment process for constructing its investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, CBRE Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

EII REALTY SECURITIES, INC. (“EII”). EII has managed a portion of the Fund since November 2008. EII is a Delaware corporation located at 640 Fifth Avenue, New York, New York 10019 and was founded in 1993. EII is a wholly-owned subsidiary of EII Capital Holding, Inc. As of June 30, 2013, EII Capital Holding, Inc. had assets under management of approximately $11.9 billion. James Rehlaender and Al Otero are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by EII. Mr. Rehlaender has 29 years investment experience, including 12 years at EII as portfolio manager. Mr. Otero has 21 years of investment experience, including 16 years at EII. Peter Nieuwland is a Senior Analyst and Co-Portfolio Manager, focused on Europe, with 16 years of investment experience, including 11 years at EII. Suang Eng Tsan is a Senior Analyst and Co-Portfolio Manager focused on Asia, with 25 years of investment experience, including 7 years at EII. EII employs a qualitative and quantitative investment approach that seeks to add value primarily through stock selection. EII’s investment style is opportunistic and focused on those countries and sectors with the greatest growth potential, where economic and real estate fundamentals are most attractive. An emphasis is placed on investing in under-valued companies which are well managed and well-positioned to capitalize on the trends in their respective markets.

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MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ALTRINSIC GLOBAL ADVISORS, LLC (“ALTRINSIC”). Altrinsic has managed a portion of the Fund since June 2006. Altrinsic is located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 and was founded in 2000. As of June 30, 2013, Altrinsic had assets under management of approximately $13.2 billion. A portfolio management team is primarily responsible for the management of the portion of the Fund managed by Altrinsic. The members of the portfolio management team, John Hock, John L. DeVita and Rehan Chaudhri, are jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Altrinsic. Mr. Hock is the Chief Investment Officer, a founder of the firm, and a Portfolio Manager/Analyst. Mr. DeVita has been a Principal of the firm and a Portfolio Manager/Analyst since 2000. Mr. Chaudhri has been a Principal of the firm and a Portfolio Manager/Analyst since July 2003. Altrinsic’s investment philosophy is based on value creation and the belief that a company’s valuation is a function of its future financial productivity (i.e., return on capital relative to the cost of capital) adjusted for associated risk. In implementing its philosophy, Altrinsic’s team capitalizes on inefficiencies (i.e. securities it believes are mispriced) in the world’s equity markets by taking a long-term view and leveraging proprietary individual-company analysis, global industry knowledge, and a distinctive cross-border frame of reference. Altrinsic’s investment approach is bottom-up, fundamentally driven, and internationally focused.

EARNEST PARTNERS, LLC (“EARNEST PARTNERS”). EARNEST Partners has managed a portion of the Fund since June 2012. EARNEST Partners is located at 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309. As of June 30, 2013, EARNEST Partners had assets under management of approximately $23.0 billion. Mr. Paul E. Viera, Jr., Chief Executive Officer and Manager, founded EARNEST Partners in 1998 and is primarily responsible for the day-to-day management of the portion of the Fund managed by EARNEST Partners. EARNEST Partners is a fundamental, bottom-up investment manager. EARNEST Partners implements its investment philosophy through fundamental analysis, risk management that seeks to minimize the risk of underperformance versus the assigned benchmark, and the use of Return Pattern Recognition®, a screening tool developed by EARNEST Partners. Using this tool, potential Fund investments are screened based on such qualities as valuation measures, market trends, operating trends, growth measures, and profitability measures. After screening the relevant universe, EARNEST Partners utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

NFJ INVESTMENT GROUP LLC (“NFJ”). NFJ has managed a portion of the Fund since October 2010. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 and commenced operations in 1989. NFJ is a wholly owned subsidiary of Allianz Global Investors U.S. LLC (“AGI US”), which is a subsidiary of Allianz Asset Management, the asset management arm of Allianz SE. As of June 30, 2013, NFJ had assets under management of approximately $39.5 billion. A team of Portfolio Managers is responsible for the day-to-day management of the portion of the Fund sub-advised by NFJ. The team is led by Ben Fischer, CFA, and also consists of Paul Magnuson, Thomas Oliver, CFA, CPA, R. Burns McKinney, CFA, L. Baxter Hines, CFA, and John Mowrey. Mr. Fischer is a portfolio manager, a managing director and Chief Investment Officer of NFJ. He has more than 45 years of experience in portfolio management, investment analysis and research. Mr. Fischer is the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies, and product team co-lead for the NFJ All Cap Value investment strategy. He is also a member of the firm’s US Executive Committee. Before founding NFJ in 1989, he was chief investment officer for institutional and fixed income strategies, a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Mr. Magnuson is a portfolio manager, an analyst and a managing director with NFJ, an Allianz Global Investors company. He is the product team lead for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies. Mr. Magnuson has more than 27 years of investment industry experience. Before joining the firm in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Mr. Oliver, CFA, CPA is a portfolio manager, an analyst and a managing director with NFJ. He is the product team lead for the NFJ Large Cap Value and NFJ Mid Cap Value investment strategies, and a product team co-lead for the NFJ All Cap Value investment strategy. Mr. Oliver has 17 years of investment industry experience in accounting, reporting, and financial analysis. Before joining the firm in 2005, he was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. Mr. McKinney is a portfolio manager, an analyst and a managing director with NFJ. He is the product team lead for the NFJ Global Dividend Value investment strategy. Mr. McKinney has 15 years of investment industry experience in equity research, financial analysis and investment banking. Before joining the firm in 2006, he was an equity analyst covering the energy sector for Evergreen Investments in Boston, an investment-banking analyst at Alex. Brown & Sons, a vice president in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. Mr. Hines is a portfolio manager, analyst and director with NFJ. He is the product team lead for the NFJ International Value II and NFJ International Small Cap Value investment strategies. Mr. Hines has more than seven years of investment industry experience. Before joining the firm in 2008, he was with the Teacher Retirement System of Texas and worked as a market data specialist for Reuters. Mr. Mowrey

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is a portfolio manager, investment analyst and vice president with NFJ. He has portfolio management and research responsibilities for the NFJ International Value, NFJ Small Cap Value, NFJ Global Dividend Value, NFJ International Value II, NFJ International Small Cap Value and NFJ Emerging Markets Value investment strategies. He joined the firm in 2007 as a quantitative research assistant and product specialist, and has more than six years of investment industry experience. NFJ believes portfolios consisting of low price to earnings, dividend-paying stocks will outperform over time. NFJ’s process attempts to successfully identify out-of-favor companies with strong underlying fundamentals. NFJ believes that strict adherence to this process should result in consistent performance over time.

NORTHERN CROSS, LLC (“NORTHERN CROSS”). Northern Cross has managed a portion of the Fund since February 2012. Northern Cross is located at 125 Summer Street, Boston, Massachusetts 02110. As of June 30, 2013, Northern Cross had assets under management of approximately $46.8 billion. Members of the portfolio management team who are jointly and primarily responsible for the day-to-day management are Howard Appleby, CFA, Jean-Francois Ducrest, James LaTorre, CFA, and Edward E. Wendell, Jr. Messrs. Appleby, Ducrest, LaTorre and Wendell have been principals of Northern Cross since 2003 and each has co-managed a portion of the Fund since February 2012. Mr. Appleby has been President of MJS International, Inc. since 2003, and was a Vice President of Trading at Boston Investor Services, Inc. from 2005 to 2010. Mr. Ducrest has been President of PGN Advisors, Inc. since 2003, and was a Vice President of Trading at Boston Investor Services, Inc. from 2005 to 2010. Mr. LaTorre has been President of Summit International Investments Inc. since 1996, and was a Vice President of Trading at Boston Investor Services, Inc. from 2005 to 2010. Mr. Wendell has been President of MELTM Inc. since 2003, Chairman of Boston Investor Services, Inc. since 2007, and was President of Boston Investor Services, Inc. from 1993 to 2007.

WILLIAM BLAIR & COMPANY, L.L.C. (“WILLIAM BLAIR”). William Blair has managed a portion of the Fund since March 2008. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606 and was founded in 1935. As of June 30, 2013, William Blair had assets under management of approximately $52.8 billion. W. George Greig, Simone Fennell, and Jeffrey Urbina, CFA, each a Partner at William Blair, are co-portfolio managers and have managed the portion of the Fund’s assets sub-advised by William Blair since 2008, May 2013 and May 2013, respectively. Mr. Greig has been with William Blair since 1996 and is leader of the International Team. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst. Prior to joining William Blair, Mr. Fennell spent almost 14 years with Goldman Sachs where he most was recently a Managing Director in the Equities division. Mr. Urbina, who joined William Blair in 1996, oversees International Small Cap and Emerging Markets strategy and research. The William Blair team uses a bottom-up, fundamental approach to selecting stocks, investing in companies that possess a durable business franchise and sustainable competitive advantage.

MULTI-MANAGER LARGE CAP FUND

DELAWARE INVESTMENT FUND ADVISERS (“DELAWARE INVESTMENTS”). Delaware Management Company (“DMC”) had managed a portion of the Fund since October 2007. Subadvisory services were transitioned from DMC to Delaware Investments, an affiliate of DMC, in June 2013. Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation located at 2005 Market Street, One Commerce Square, Philadelphia, Pennsylvania 19103-7094. Delaware Management Holdings, Inc. and its subsidiaries (“DMHI”) are wholly owned subsidiaries of Macquarie Group Limited. DMHI traces its origin to an investment counseling service that was founded in 1929. As of March 31, 2013, DMHI had over $183.7 billion in assets under management. A team is primarily responsible for the management of the portion of the Fund sub-advised by Delaware Investments. The members of the team are D. Tysen Nutt, Jr., who serves as team leader, Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani and Kristen E. Bartholdson. D. Tysen Nutt, Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Anthony A. Lombardi is a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Mr. Lombardi joined the firm in 2004. Robert A. Vogel, Jr. joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Nikhil G. Lalvani is a vice president and senior portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Mr. Lalvani joined the firm in 1997 as an account analyst. Kristen E. Bartholdson is a vice president and senior portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. Delaware Investments typically seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including earnings, cash flow potential and asset value of the respective issuers. Delaware Investments will also consider a company’s plans for future operations on a selective basis.

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JENNISON ASSOCIATES LLC (“JENNISON”). Jennison has managed a portion of the Fund since October 2007. Jennison is located at 466 Lexington Avenue, New York, New York 10017 and was founded in 1969. Jennison is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a full-scale global financial services organization located at 751 Broad Street, Newark, NJ 07102. As of June 30, 2013, Jennison managed in excess of $157 billion in assets. Kathleen A. McCarragher is the portfolio manager primarily responsible for day-to-day management of the portion of the Fund sub-advised by Jennison. Ms. McCarragher generally has final authority over the Jennison portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows. Ms. McCarragher is a Managing Director, Head of Growth Equity, and Large Cap Growth Equity Portfolio Manager. She joined Jennison as an Executive Vice President and portfolio manager in May 1998. She was appointed Head of Growth Equity in January 2003. The portfolio manager for the Jennison portion of the Fund is supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time. Jennison believes that above average growth in units, revenues, earnings, and cash flow will drive the value of a security over time. Jennison seeks to capture the inflection point in a company’s growth rate and values duration of that growth. Original fundamental research, individual security selection, and implementation by a specialized investment team are integral, in its view, to successful growth stock investing.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC (“NWQ”). NWQ has managed a portion of the Fund since February 2011. NWQ is a registered investment adviser that was founded in 1982 and most recently reorganized in August 2002 as a Delaware limited liability company. NWQ is a subsidiary of Nuveen Investments, Inc., but maintains autonomy with regard to personnel, investment philosophy, process, style and client relationships. NWQ’s principal business address is 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of June 30, 2013, NWQ had assets under management of approximately $14.6 billion. This total includes approximately $904 million in Unified Managed Accounts. Jon D. Bosse, CFA, is a Portfolio Manager, Co-President, Managing Director and the Chief Investment Officer for NWQ. Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. NWQ is a disciplined, opportunistic, bottom-up research driven firm. Its investment philosophy emphasizes attractive valuation, downside protection, and identifying catalysts or inflection points with respect to the purchase and sale of individual securities for the Fund.

WESTEND ADVISORS, LLC (“WESTEND”). WestEnd has managed a portion of the Fund since September 24, 2012. WestEnd is located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. As of June 30, 2013, WestEnd had assets under management of approximately $3.1 billion. The firm was founded in 2004. Mr. Robert L. Pharr, a founder of WestEnd and the managing partner and Chief Investment Officer, is primarily responsible for the day-to-day management of the portion of the Fund sub-advised by WestEnd. From 1995 to 2003, Mr. Pharr was the President and founder of Providence Capital Management, Inc., a registered investment advisory firm that was the predecessor to WestEnd. Mr. Frederick O. Porter, CFA, partner and investment analyst, joined West End in 2008. Mr. Porter leads the top-down macro-economic research efforts for the Large Cap Core Equity portfolio. From 2004 to 2008, Mr. Porter was an analyst on Wachovia Securities’ leveraged loan trading desk and was an associate in their leveraged finance group. Mr. Edmund N. Durden joined WestEnd in 2006 as a partner and investment analyst. Mr. Durden leads the bottom-up stock research efforts for the Large Cap Core Equity portfolio. WestEnd uses a forward-looking, anticipatory investment strategy that focuses on particular sectors of the S&P 500 Index that tend to perform well in certain phases of an economic cycle. WestEnd then selects market-leading, financially strong companies that serve as proxies for the favored sectors or industries.

MULTI-MANAGER MID CAP FUND

GENEVA CAPITAL MANAGEMENT LTD. (“GENEVA”). Geneva has managed a portion of the Fund since June 2006. Geneva is located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202 and was founded in 1987. As of June 30, 2013, Geneva had assets under management of approximately $5.5 billion. Geneva’s Portfolio Managers Amy Croen, William Priebe, Michelle Picard and Scott Priebe are primarily responsible for the management of the portion of the Fund sub-advised by Geneva. The Portfolio Managers meet regularly to review existing equity holdings as well as to discuss new and potential investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without team approval. No one person is primarily responsible for the day-to-day management of the Fund. Ms. Croen is a Managing Principal, Portfolio Manager and one of the founders of Geneva. William Priebe is a Managing Principal, Portfolio Manager and one of the founders of Geneva. Ms. Picard is a Managing Principal and Portfolio Manager. She was promoted

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to Executive Vice President in 2010, has served as Portfolio Manager of Geneva since 2005 and prior thereto served as a Research Analyst from 2002 to 2005. Scott Priebe is a Managing Principal and Portfolio Manager. He was promoted to Executive Vice President in 2010, has served as Portfolio Manager since 2007 and Investment Analyst since 2004. Geneva’s investment approach focuses on high quality companies with above average return on equity, low leverage, strong management, leadership positions within their respective industries, and healthy historical and projected earnings growth.

LSV ASSET MANAGEMENT (“LSV”). LSV has managed a portion of the Fund since June 2006. LSV, located at 155 North Wacker Drive, Chicago, Illinois 60606, was founded in 1994. As of June 30, 2013, LSV had assets under management of approximately $70.5 billion. A team is responsible for the day-to-day management of the portion of the Fund sub-advised by LSV. The members of the team are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. All of the team members are portfolio managers and no one member has been assigned any other specific role or had any limitations placed on that role. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager of LSV since 1995 and Partner since 1998. Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since January 2006. LSV employs a quantitative investment approach that seeks to optimize for the best combination of undervalued stocks with recent positive market sentiment given risk control parameters.

SYSTEMATIC FINANCIAL MANAGEMENT LP (“SYSTEMATIC”). Systematic has managed a portion of the Fund since June 2008. Systematic is located at 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666 and was founded in 1982. As of June 30, 2013, Systematic had assets under management of approximately $12.2 billion. Ron Mushock, CFA, and D. Kevin McCreesh, CFA, are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Systematic. Mr. Mushock has been with Systematic since 1997 and is a Managing Partner in the firm. Mr. McCreesh, Chief Investment Officer, has been with Systematic since 1996 and is also a Managing Partner in the firm. The Systematic team uses a bottom-up, fundamentals based approach to selecting stocks, investing in companies it believes have a combination of attractive valuations and a positive earnings catalyst.

MULTI-MANAGER SMALL CAP FUND

CARDINAL CAPITAL MANAGEMENT, L.L.C. (“CARDINAL”). Cardinal has managed a portion of the Fund since February 2011. Cardinal is located at Four Greenwich Office Park, Greenwich, Connecticut 06831 and was founded in 1995. As of June 30, 2013, Cardinal had approximately $1.7 billion in assets under management. A four-person team is responsible for the day-to-day management of the portion of the Fund sub-advised by Cardinal. The members of the team are Amy K. Minella, Eugene Fox, Robert B. Kirkpatrick and Rachel D. Matthews. All of the team members are portfolio managers and no one member has been assigned any other specific role or had any limitations placed in that role. Ms. Minella has served as the Managing Partner and a Portfolio Manager of Cardinal since its founding in 1995. Mr. Fox has served as Portfolio Manager since the Cardinal’s founding in 1995 and has been a Partner since 2001. Mr. Kirkpatrick has served as Portfolio Manager since joining Cardinal in 2000 and has been a Partner since 2004. Ms. Matthews joined Cardinal as an Analyst in 2001 and has served as Portfolio Manager since 2009. Ms. Matthews became a Partner in January of 2012. Cardinal employs a cash flow-oriented investment process. Cardinal believes that a company’s stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value.

DENVER INVESTMENT ADVISORS LLC (“DENVER INVESTMENTS”). Denver Investments has managed a portion of the Fund since June 2010. Denver Investments is located at 1225 17th Street, 26th Floor, Denver, Colorado 80202 and was founded in 1958. As of June 30, 2013, Denver Investments had assets under management of approximately $9.6 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Denver Investments. The team is led by Troy Dayton, CFA, and also consists of Mark M. Adelmann, CFA, Derek R. Anguilm, CFA, and Lisa Z. Ramirez, CFA. Mr. Dayton is a Partner, Director of Value Research and Research Analyst and joined Denver Investments in 2002. Mr. Adelmann is a Partner and Research Analyst and joined Denver Investments in 1995. Mr. Anguilm is a Partner and Research Analyst and joined Denver Investments in 2000. Ms. Ramirez is a Partner and Research Analyst and joined Denver Investments in 1989. Denver Investments’ investment strategy is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“HOTCHKIS & WILEY”). Hotchkis & Wiley has managed a portion of the Fund since June 2010. Hotchkis & Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017 and was founded in 1980. As of June 30, 2013, Hotchkis & Wiley had assets under management of approximately $22.0 billion. James B. Miles, Principal and David E. Green, CFA, Principal are the Portfolio Managers

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primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Hotchkis & Wiley. Mr. Miles and Mr. Green have been with Hotchkis & Wiley since 1995 and 1997, respectively. Hotchkis & Wiley’s strategy utilizes both quantitative and fundamental analysis to uncover potential investments, focusing on long-run normal earnings power.

RIVERBRIDGE PARTNERS, LLC (“RIVERBRIDGE”). Riverbridge has managed a portion of the Fund since March 2010. Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402 and was founded in 1987. As of June 30, 2013, Riverbridge had assets under management of approximately $4.1 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Riverbridge. The seven member team is led by Mark A. Thompson, Chief Investment Officer and Portfolio Manager, and also consists of Rick D. Moulton, CFA, Principal and Portfolio Manager and Dana L. Feick, CFA, Principal and Associate Portfolio Manager. Each of these senior members of the team is responsible for both research and portfolio management functions. In addition, there are three research analysts and a junior research analyst that support and assist the team with the research efforts. Mr. Thompson co-founded Riverbridge in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge investment disciplines. Mr. Moulton joined Riverbridge in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Feick joined Riverbridge in January 1992 and is responsible for securities analysis across all industry sectors. The Riverbridge team believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

SUMMIT CREEK ADVISORS, LLC (“SUMMIT CREEK”). Summit Creek has managed a portion of the Fund since March 2013. Summit Creek is located at 120 South 6th Street, Suite 2200, Minneapolis, MN 55402. As of June 30, 2013, Summit Creek had assets under management of approximately $972 million. Summit Creek was founded in 2005. Mr. Joseph J. Docter, CFA, and Mr. Adam N. Benson, CFA, are the co-founders and co-portfolio managers of Summit Creek, and each owns 50% of the firm. Mr. Docter and Mr. Benson have been portfolio managers and analysts at Summit Creek since its founding. Summit Creek is purely focused on investing in small-cap growth companies with consistent earnings growth of at least 15% with quality characteristics and appropriate valuations.

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

DDJ CAPITAL MANAGEMENT, LLC (“DDJ”). DDJ has managed a portion of the Fund since September 25, 2012. DDJ, a Massachusetts limited liability company, was founded in 1996 and is located at 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02453. As of June 30, 2013, DDJ had assets under management of $6.2 billion. Mr. Anthony M. Ranaldi is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by DDJ. Mr. Ranaldi joined DDJ in 2002 and is the portfolio manager for products pursuing the DDJ U.S. opportunistic high yield strategy. Mr. Joseph W. Lind, CFA joined DDJ in 2006 as a senior research analyst and, since 2011, has been the assistant portfolio manager for products pursuing the DDJ U.S. opportunistic high yield strategy. DDJ adheres to a value-oriented, bottom-up, fundamental investment philosophy of identifying investment opportunities.

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”). Loomis Sayles has managed a portion of the Fund since September 2009. Loomis Sayles is a Delaware limited partnership located at One Financial Center, Boston, Massachusetts 02111 and was founded in 1926. As of June 30, 2013, Loomis Sayles had assets under management of approximately $187.6 billion. Matthew Eagan, CFA, and Elaine Stokes are the co-portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Loomis Sayles. Mr. Eagan, CFA, is a Vice President and Portfolio Manager of Loomis Sayles and joined Loomis Sayles in 1997. Ms. Stokes is a Vice President and Portfolio Manager of Loomis Sayles and joined Loomis Sayles in 1988. They manage or co-manage a number of Loomis Sayles fixed income funds. Loomis Sayles combines fundamental research, systematic risk assessment and experienced portfolio management in actively managing its fixed income and equity client accounts.

NEUBERGER BERMAN FIXED INCOME LLC (“NBFI”). NBFI has managed a portion of the Fund since July 2011. NBFI is a registered investment adviser and is an indirect, wholly owned subsidiary of Neuberger Berman Group LLC (together with NBFI and its other investment adviser affiliates, “Neuberger Berman”). Neuberger Berman was founded in 1939. NBFI’s principal office is located at 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603. As of June 30, 2013, Neuberger Berman had $214 billion in assets under management. The portfolio managers have general oversight responsibilities with regards to all aspects of NBFI’s high yield business, including research, trading and portfolio management. A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by NBFI. The members of the portfolio management team are Ann H. Benjamin,

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Thomas P. O’Reilly and Russ Covode. Ms. Benjamin is a Managing Director and Lead Portfolio Manager and joined the predecessor company to NBFI in 1997. She is the Chief Investment Officer for Leveraged Asset Management and co-portfolio manager for high yield portfolios and blended credit strategies. She directs all aspects of the leveraged asset management business including research, trading and portfolio management. She serves on Neuberger Berman’s Partnership Committee and is a member of the NBFI investment team setting overall strategy. Mr. O’Reilly is a Managing Director and joined the predecessor company to NBFI in 1997. He serves as co-portfolio manager for high yield and blended credit portfolios. He also serves on Neuberger Berman’s Investment Risk Committee and is a member of the NBFI investment team setting overall portfolio strategy. Mr. Covode is a Managing Director and Portfolio Manager and joined NBFI in 2004. He serves as a co-portfolio manager and analyst for high yield and blended credit portfolios. He sits on the NBFI Credit Committee for high yield bonds and bank loans and is the team leader for the Energy/Utilities Team. NBFI portfolio managers base investment decisions primarily on their own research, while drawing on dedicated research teams whose sole purpose is finding attractive investment opportunities.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

LEGAL PROCEEDINGS

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York, but was removed to the U.S. Bankruptcy Court for the Southern District of New York. The Creditor Trust Action asserts causes of action for intentional and constructive fraudulent transfer under state law. Briefing of motions to dismiss was completed on April 15, 2011, and oral argument occurred on May 12, 2011. However, the court did not schedule further argument and has not entered an Order on the motion to dismiss. A second amended complaint was filed in the Creditor Trust Action on December 19, 2011, which expanded the identification of defendants to approximately 2,700 persons and entities, and named the Fund anonymously as a defendant (due to prior court orders, the plaintiff is precluded from disclosing the identities of most recipients of merger consideration).

The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Trust Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York and named, among numerous other defendants, the Fund’s custodian, Northern Trust, and persons having a beneficial interest in the Lyondell shares registered with Northern Trust at the time of Lyondell’s December 2007 cash out merger. The Fund is included in the definition of the putative class of defendants. Briefing of motions to dismiss was completed on June 13, 2011, and oral argument occurred on July 12, 2011. At the July 12, 2011 hearing, the Litigation Trust voluntarily dismissed from the action its constructive fraudulent transfer claim under the U.S. Bankruptcy Code without prejudice to reinstate it. Accordingly, the intentional fraudulent transfer claim under the U.S. Bankruptcy Code is the only remaining claim in this action. The court subsequently entered an Order on October 6, 2011, which a) denied without prejudice the challenge to the Litigation Trust’s standing to pursue claims, and authorized discovery on this issue; b) confirmed the dismissal of the constructive fraudulent transfer claim; and c) stated that the other grounds for seeking dismissal remain under consideration, during which the obligation to answer the complaint remains tolled.

Both the Creditor Trust and Litigation Trust Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings. The Fund intends to defend vigorously the Creditor Trust and Litigation Trust Actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune

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Company). The Tribune litigation trustee appointed pursuant to Tribune’s plan of reorganization has been substituted as the named plaintiff in the adversary proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). The defendants have jointly moved to dismiss all of the actions filed by the individual creditors, i.e. the actions commenced by the plaintiffs in Niese et al. and Deutsche Bank Trust Co. et al. A hearing on the motion to dismiss occurred on May 23, 2013, in the United States District Court for the Southern District of New York and the Court took the matter under advisement. The action commenced by the Committee is not subject to the motion to dismiss.

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. On September 7, 2012, the Court in the MDL proceeding entered an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The value of the proceeds received by the Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Fund, and the Fund intends to vigorously defend any lawsuit.

NORTHERN FUNDS PROSPECTUS	47	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Funds. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Funds.

NTI, as Administrator, is entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. TNTC, as Transfer Agent, is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

Pursuant to an exemptive order issued by the SEC, each Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Advisers or their affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Advisers and/or their affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on the assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, Northern will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fits your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including asset allocation, equity, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 58.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 58 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■

If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a Northern Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Mail your check, Northern Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 57.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

NORTHERN FUNDS PROSPECTUS	49	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 58 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

■	You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

NORTHERN FUNDS PROSPECTUS	51	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, High Yield Opportunity Fund and International Equity Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. Shares of the Multi-Manager High Yield Opportunity Fund may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 57.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Funds from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 57.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

NORTHERN FUNDS PROSPECTUS	53	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, High Yield Opportunity Fund and International Equity Fund charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Funds are authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Advisers determine to have appropriate anti-short-term trading policies in place or as to which the Investment Advisers have received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 57.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund and International Equity Fund, which invest primarily in foreign securities, and the Multi-Manager Global Real Estate Fund, which invests in foreign securities to a lesser extent, may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to the Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund and International Equity Fund due to their investments in issuers located in emerging markets, and with respect to the Multi-Manager Emerging Markets Equity Fund and Global Listed Infrastructure Fund, due to its investments in issuers located in frontier markets. Securities of emerging and frontier market issuers tend to be less liquid than issuers located in developed markets, and funds that invest principally in issuers located in emerging and/or frontier markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be

NORTHERN FUNDS PROSPECTUS	55	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, High Yield Opportunity Fund and International Equity Fund impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 54. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund.

The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

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TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 50 or 51 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Funds Certification Form or other acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. The Multi-Manager High Yield Opportunity Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the bond markets close early. In

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addition, on any Business Day when SIFMA recommends that the bonds markets close early, the Multi-Manager High Yield Opportunity Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be give on the next Business Day. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

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PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end, will be available on the Trust’s Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the period. The Funds will also publish their top ten holdings on their Web site, current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements, to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
MULTI-MANAGER EMERGING MARKETS EQUITY	Annually	Annually
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	Quarterly	Annually
MULTI-MANAGER GLOBAL REAL ESTATE	Quarterly	Annually
MULTI-MANAGER HIGH YIELD OPPORTUNITY	Monthly	Annually
MULTI-MANAGER INTERNATIONAL EQUITY	Annually	Annually
MULTI-MANAGER LARGE CAP	Quarterly	Annually
MULTI-MANAGER MID CAP	Annually	Annually
MULTI-MANAGER SMALL CAP	Annually	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) are subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.

To the extent that a Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income.

The Multi-Manager High Yield Opportunity Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Fund does not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, High Yield Opportunity Fund and International Equity Fund will generally not qualify for this deduction.

To the extent that the Multi-Manager Global Listed Infrastructure Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Additionally, the Multi-Manager Global Listed Infrastructure Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. Each

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year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager International Equity Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. The Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity Fund will not be eligible to make this election but these Funds, and, if they choose not to make the election, the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Global Real Estate Fund, and International Equity Fund, will be entitled to deduct such taxes in computing the amounts they are required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds are required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

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Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. For taxable years of a Fund beginning before December 1, 2014, dividends reported as short-term capital gains dividends or interest-related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition, beginning January 1, 2014, the Funds will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government as well as other types of asset-backed securities. The Multi-Manager High Yield Opportunity Fund may also invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities that are held by the Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities in which the Fund may invest. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities in which the Fund may invest.

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The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage- backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may acquire convertible securities as part of its principal investment strategy. Each of the other Funds also may acquire convertible securities. The Multi-Manager High Yield Opportunity Fund may invest without limitation in convertible securities that are rated non-investment grade. Each of the other Funds may invest up to 15% of its total assets in convertible securities that are rated non-investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub-Advisers determine that such securities are desirable in light of the Funds’ investment objectives.

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SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Funds, except the Multi-Manager High Yield Opportunity Fund, invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund and International Equity Fund intend to invest a substantial portion of their total assets in foreign securities. Under normal circumstances, the Global Listed Infrastructure Fund will invest at least 40%, and may invest up to 100% of its net assets, in the securities of companies economically tied to a foreign (non-U.S.) country. In determining if a security is economically tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above. Under normal circumstances, the Multi-Manager Global Real Estate Fund and Multi-Manager International Equity Fund will invest significantly (at least 40%) in companies that are located,

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headquartered, incorporated or otherwise organized outside the U.S. The Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Multi-Manager International Equity Fund expect their foreign investments to be allocated among companies that are diversified among various regions, countries including the U.S. (but no less than three different countries other than the U.S.), industries and capitalization ranges. Although they invest primarily in the securities of U.S. issuers, the Multi-Manager Large Cap Fund, Mid Cap Fund and Small Cap Fund are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. The Multi-Manager High Yield Opportunity Fund may invest up to 25% of its total assets in foreign fixed-income securities, including those of issuers located in emerging market counties. The Multi-Manager High Yield Opportunity Fund, Large Cap Fund, Mid Cap Fund and Small Cap Fund also may invest in foreign time deposits and other short-term instruments.

The Multi-Manager Emerging Markets Equity Fund intends to invest, and the Multi-Manager Global Listed Infrastructure Fund may invest, a substantial portion of their respective total assets in foreign countries that are considered emerging markets. Such countries may include, but are not limited to, Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam.

The Multi-Manager Global Listed Infrastructure Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country or a single geographic region having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe.

The Multi-Manager Global Real Estate Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country or a single geographic region having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe. The Fund currently anticipates that it will invest more than 25% of its assets in issuers located in the United States.

The Multi-Manager International Equity Fund may invest more than 25% of its net assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The Fund may invest up to 40% of its net assets in emerging markets.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Sub-Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the

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convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Multi-Manager Global Listed Infrastructure Fund and Multi-Manager International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. Also, it is possible that the EU’s single currency, the euro, could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging economies or securities markets. The Multi-Manager Emerging Markets Equity Fund invests primarily in emerging and frontier market issuers. The Multi-Manager Global Listed Infrastructure Fund may invest a substantial portion of its total assets in foreign countries that are considered emerging or frontier markets. The Multi-Manager Global Real Estate Fund and International Equity Fund may invest in emerging market securities to a lesser extent. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less

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developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of a Fund, the Investment Advisers, their affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by a Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

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INFRASTRUCTURE COMPANIES. The Multi-Manager Global Listed Infrastructure Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines infrastructure as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.

INVESTMENT STRATEGY. Under normal circumstances, the Multi-Manager Global Listed Infrastructure Fund will invest at least 80% of its assets in securities of infrastructure companies that are listed on a domestic or foreign exchange.

SPECIAL RISKS. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Multi-Manager Mid Cap Fund and Small Cap Fund may make significant investments in IPOs. The Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, International Equity Fund and Large Cap Fund may also invest in IPOs to a moderate extent.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller’s share of the loan.

SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Multi-Manager Yield Opportunity Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund’s investments in loan participations and assignments are also subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable as a co-lender.

MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

INVESTMENT STRATEGY. The Multi-Manager Global Listed Infrastructure Fund may invest up to 25% of its net assets in energy-related companies organized as MLPs and their affiliates.

SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Multi-Manager Global Listed Infrastructure Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Multi-Manager Global Listed Infrastructure Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.

Because of the Multi-Manager Global Listed Infrastructure Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Sub-Advisers.

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INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest without limitation in non-investment grade securities, including convertible securities, as part of its principal investment strategy. Each of the other Funds may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the Sub-Advisers determine that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in preferred stocks as part of its principal investment strategy. Each of the other Funds may also invest in preferred stocks to the extent consistent with its investment objectives and strategies.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The Multi-Manager Global Real Estate Fund invests a substantial amount of its assets in REITs. The other Funds also may invest in REITs to the extent consistent with their respective investment objectives and strategies.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in

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enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REAL ESTATE SECURITIES. The Multi-Manager Global Real Estate Fund’s concentration in real estate securities presents special risk considerations.

INVESTMENT STRATEGY. The Multi-Manager Global Real Estate Fund invests principally in companies that are engaged in real estate activities, including owning, trading or developing income-producing real estate. The other Funds may invest in real estate securities to the extent consistent with their respective investment objectives and strategies.

SPECIAL RISKS. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

SMALL AND MID-CAP INVESTMENTS. Investments in small and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

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Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments. Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in warrants that are acquired in connection with its investments in debt or convertible securities as part of its principal investment strategy. Each of the other Funds may invest in warrants and similar rights to the extent consistent with its investment objectives and strategies. A Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds as part of its principal investment strategy. Each of the other Funds also may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Sub-Advisers may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Advisers or Sub-Advisers expect that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in

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value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CURRENCY SWAPS. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency, respectively.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Multi-Manager Global Listed Infrastructure Fund may enter into currency swap transactions for hedging purposes.

SPECIAL RISKS. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. The Fund also may suffer a loss if the other party to a transaction defaults.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts. Investments by the Multi-Manager High Yield Opportunity Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of the Fund’s net assets.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps and forward currency contracts.

INVESTMENT STRATEGY. Under normal market conditions, a Fund may, to a moderate extent invest, in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Funds do not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain). It is the current policy of the Funds’ Board of Trustees to limit the Funds’ investments in derivatives to investments for hedging purposes.

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Sub-Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a

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component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds, except the Multi-Manager High Yield Opportunity Fund, may invest in equity swaps for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Equity swaps also may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that a Sub-Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. The Funds also may enter into forward currency exchange contracts to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Advisers, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Advisers to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable

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amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below) certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Northern Multi-Manager Funds’ Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Funds, except for the Multi-Manager Global Listed Infrastructure Fund and High Yield Opportunity Fund, may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers or Sub-Advisers.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Multi-Manager High Yield Opportunity Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If a Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by Standard and Poor’s Rating Services (“S&P”);

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if a Sub-Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds, except for the Multi-Manager High Yield Opportunity Fund, generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies-include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Funds may invest include other funds for which the Investment Advisers or any of their affiliates serve as investment adviser.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intent to enter into mortgage dollar rolls that are accounted for as financings and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Sub-Adviser’s ability to predict correctly interest rates

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and mortgage prepayments. If the Sub-Adviser is incorrect in its prediction, the Multi-Manager High Yield Opportunity Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Advisers or Sub-Advisers are incorrect in their expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Advisers or Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers or Sub-Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The portfolio turnover rates for the Funds are likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for a Fund may be selling a security when another Sub-Adviser for the Fund, or for another Fund, is purchasing that same security. Additionally, when a Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. The Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines

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in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in structured securities.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or to manage a reallocation of assets to a Sub-Adviser. A Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Sub-Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored

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enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if a Sub-Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

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DISCLAIMERS

The Multi-Manager Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein.

The Multi-Manager High Yield Opportunity Fund is not sponsored, endorsed, sold or promoted by Bank of America Merrill Lynch, nor does Bank of America Merrill Lynch guarantee the accuracy and/or completeness of the BofA Merrill Lynch US High Yield Master II Constrained Index, or any data included therein. Bank of America Merrill Lynch makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the BofA Merrill Lynch US High Yield Master II Constrained Index or any data included therein. Bank of America Merrill Lynch makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the BofA Merrill Lynch US High Yield Master II Constrained Index or any data included therein.

The Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”), nor does Russell guarantee the accuracy and/or completeness of the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index, or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index or any data included therein.

The Multi-Manager Small Cap Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P SmallCap 600 Index, or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P SmallCap 600 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P SmallCap 600 Index or any data included therein.

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FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

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FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$18.67		$23.13		$20.85		$12.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.22		0.10		0.05	0.01
Net realized and unrealized gains (losses)	0.33		(2.07)		4.20		9.49	2.02
Total from Investment Operations	0.48		(1.85)		4.30		9.54	2.03
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.23)		(0.21)		(0.16)		(0.09)	—
From net realized gains	—		(2.40)		(1.86)		(0.63)	—
Total Distributions Paid	(0.23)		(2.61)		(2.02)		(0.72)	—
Net Asset Value, End of Period	$18.92		$18.67		$23.13		$20.85	$12.03
Total Return(3)	2.56%		(5.86)%		20.88%		79.65%	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,264,394		$1,818,621		$2,470,359		$1,896,421	$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.35	%(5)(6)	1.44	%(6)	1.45	%(6)	1.48%	1.50%
Expenses, before reimbursements and credits	1.53%		1.52%		1.52%		1.55%	1.68%
Net investment income, net of reimbursements and credits	0.87	%(5)(6)	1.01	%(6)	0.42	%(6)	0.25%	0.54	%(7)
Net investment income, before reimbursements and credits	0.69%		0.93%		0.35%		0.18%	0.36	%(7)
Portfolio Turnover Rate	35.44%		46.58%		76.35%		115.05%	23.99%

(1)	Commenced investment operations on November 19, 2008.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.

(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $81,000, $48,000 and $149,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(7)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

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FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2013(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11
Net realized and unrealized gains	0.85
Total from Investment Operations	0.96
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)
Total Distributions Paid	(0.10)
Net Asset Value, End of Period	$10.86
Total Return(2)	9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$315,734
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.99	%(4)
Expenses, before reimbursements and credits	1.27%
Net investment income, net of reimbursements and credits	1.99	%(4)(5)
Net investment income, before reimbursements and credits	1.71	%(5)
Portfolio Turnover Rate	50.68%

(1)	Commenced investment operations on September 18, 2012.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, which represents 0.01 percent of average net assets for the period from September 18, 2012 (commencement of operations) to March 31, 2013. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(5)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

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FINANCIAL HIGHLIGHTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

Selected per share data	2013		2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$17.29		$18.20		$17.08		$9.87	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.21		0.17		0.23	0.15
Net realized and unrealized gains (losses)	2.73		0.09		2.56		7.66	(0.17)
Total from Investment Operations	2.96		0.30		2.73		7.89	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.39)		(0.26)		(0.23)		(0.22)	(0.09)
From net realized gains	(0.84)		(0.95)		(1.38)		(0.46)	(0.02)
Total Distributions Paid	(1.23)		(1.21)		(1.61)		(0.68)	(0.11)
Net Asset Value, End of Period	$19.02		$17.29		$18.20		$17.08	$9.87
Total Return(3)	17.62%		2.66%		16.59%		80.53%	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,142,873		$764,154		$820,472		$633,800	$185,425
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.16	%(5)(6)	1.27	%(6)	1.29	%(6)	1.30%	1.30%
Expenses, before reimbursements and credits	1.46%		1.47%		1.47%		1.48%	1.55%
Net investment income, net of reimbursements and credits	1.24	%(5)(6)	1.20	%(6)	0.95	%(6)	1.53%	3.68	%(7)
Net investment income, before reimbursements and credits	0.94%		1.00%		0.77%		1.35%	3.43	%(7)
Portfolio Turnover Rate	63.98%		64.16%		54.79%		71.54%	55.99%

(1)	Commenced investment operations on November 19, 2008.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.

(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $49,000, $22,000 and $77,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(7)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

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FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.25		$10.17		$9.19		$6.28	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.16		0.07		0.03	0.11
Net realized and unrealized gains (losses)	0.65		(0.92)		0.98		2.93	(4.79)
Total from Investment Operations	0.81		(0.76)		1.05		2.96	(4.68)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.18)		(0.16)		(0.07)		(0.05)	(0.09)
From net realized gains	—		—		—		—	(0.10)
Total Distributions Paid	(0.18)		(0.16)		(0.07)		(0.05)	(0.19)
Net Asset Value, End of Year	$9.88		$9.25		$10.17		$9.19	$6.28
Total Return(2)	8.92%		(7.24)%		11.49%		47.16%	(42.04)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,205,344		$2,242,204		$3,451,805		$2,902,773	$1,048,341
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.31	%(3)	1.37	%(3)	1.38	%(3)	1.41%	1.44%
Expenses, before reimbursements and credits	1.43%		1.40%		1.41%		1.42%	1.47%
Net investment income, net of reimbursements and credits	1.59	%(3)	1.44	%(3)	0.74	%(3)	0.71%	1.27%
Net investment income, before reimbursements and credits	1.47%		1.41%		0.71%		0.70%	1.24%
Portfolio Turnover Rate	53.03%		70.80%		123.93%		59.84%	69.98%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $114,000, $92,000 and $374,000, which represents 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	87	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.85		$9.56		$8.19		$5.68	$8.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.05		0.04		0.06	0.07
Net realized and unrealized gains (losses)	0.68		0.56		1.38		2.50	(3.08)
Total from Investment Operations	0.76		0.61		1.42		2.56	(3.01)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)		(0.05)		(0.05)		(0.05)	(0.07)
From net realized gains	(1.20)		(0.27)		—		—	—
Total Distributions Paid	(1.29)		(0.32)		(0.05)		(0.05)	(0.07)
Net Asset Value, End of Year	$9.32		$9.85		$9.56		$8.19	$5.68
Total Return(1)	8.77%		6.96%		17.36%		45.25%	(34.53)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$841,393		$1,125,715		$1,048,810		$710,622	$329,025
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.10	%(2)	1.16	%(2)	1.19	%(2)	1.20%	1.20%
Expenses, before reimbursements and credits	1.19%		1.19%		1.20%		1.20%	1.23%
Net investment income, net of reimbursements and credits	0.85	%(2)	0.59	%(2)	0.52	%(2)	0.81%	1.01%
Net investment income, before reimbursements and credits	0.76%		0.56%		0.51%		0.81%	0.98%
Portfolio Turnover Rate	57.95%		39.43%		69.02%		48.85%	57.53%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $36,000, $43,000 and $99,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER MID CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$12.40		$12.59		$10.14		$6.26	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10		0.03		—	(1)	0.02	0.05
Net realized and unrealized gains (losses)	1.55		0.14		2.46		3.88	(3.68)
Total from Investment Operations	1.65		0.17		2.46		3.90	(3.63)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.01)		(0.01)		(0.02)	(0.05)
From net realized gains	(0.51)		(0.35)		—		—	(0.05)
Total Distributions Paid	(0.61)		(0.36)		(0.01)		(0.02)	(0.10)
Net Asset Value, End of Year	$13.44		$12.40		$12.59		$10.14	$6.26
Total Return(2)	13.90%		1.93%		24.28%		62.34%	(36.44)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$940,521		$1,059,880		$1,138,398		$587,664	$376,217
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.07	%(3)(4)	1.17	%(4)	1.19	%(4)	1.20%	1.20%
Expenses, before reimbursements and credits	1.21%		1.20%		1.20%		1.20%	1.21%
Net investment income (loss), net of reimbursements and credits	0.73	%(3)(4)	0.25	%(4)	(0.01	)%(4)	0.22%	0.59%
Net investment income (loss), before reimbursements and credits	0.59%		0.22%		(0.02)%		0.22%	0.58%
Portfolio Turnover Rate	67.67%		54.53%		62.29%		103.02%	123.45%

(1)	Per share amount from net investment loss was less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.00%. Prior to January 1, 2013, the expense limitation had been 1.10%.

(4)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $25,000 and $68,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	89	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.82		$11.12		$8.85		$5.53	$8.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		—	(1)	(0.05)		(0.03)	(0.02)
Net realized and unrealized gains (losses)	1.33		(0.33)		2.32		3.35	(3.34)
Total from Investment Operations	1.34		(0.33)		2.27		3.32	(3.36)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		—		—		—	—
From net realized gains	(0.19)		(0.97)		—		—	(0.01)
Total Distributions Paid	(0.27)		(0.97)		—		—	(0.01)
Net Asset Value, End of Year	$10.89		$9.82		$11.12		$8.85	$5.53
Total Return(2)	14.01%		(1.53)%		25.79%		59.86%	(37.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$446,003		$485,975		$591,747		$442,610	$230,043
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.30	%(3)	1.37	%(3)	1.39	%(3)	1.40%	1.40%
Expenses, before reimbursements and credits	1.41%		1.41%		1.41%		1.41%	1.44%
Net investment income (loss), net of reimbursements and credits	0.14	%(3)	(0.05	)%(3)	(0.47	)%(3)	(0.44)%	(0.31)%
Net investment income (loss), before reimbursements and credits	0.03%		(0.09)%		(0.49)%		(0.45)%	(0.35)%
Portfolio Turnover Rate	59.67%		56.47%		192.09%		187.71%	185.25%

(1)	Per share amount from net investment loss was less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $24,000, $27,000 and $58,000, which represents 0.005, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2013		2012		2011		2010(1)
Net Asset Value, Beginning of Period	$10.44		$10.98		$10.41		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65		0.68		0.68		0.29
Net realized and unrealized gains (losses)	0.65		(0.29)		0.68		0.40
Total from Investment Operations	1.30		0.39		1.36		0.69
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.65)		(0.71)		(0.68)		(0.27)
From net realized gains	(0.09)		(0.22)		(0.11)		(0.01)
Total Distributions Paid	(0.74)		(0.93)		(0.79)		(0.28)
Net Asset Value, End of Period	$11.00		$10.44		$10.98		$10.41
Total Return(3)	12.90%		4.05%		13.58%		6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$769,068		$645,730		$649,149		$419,861
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.97	%(5)(6)	1.07	%(6)	1.08	%(6)	1.10%
Expenses, before reimbursements and credits	1.18%		1.17%		1.18%		1.21%
Net investment income, net of reimbursements and credits	6.09	%(5)(6)	6.53	%(6)	6.46	%(6)	6.04	%(7)
Net investment income, before reimbursements and credits	5.88%		6.43%		6.36%		5.93	%(7)
Portfolio Turnover Rate	96.04%		80.61%		43.11%		20.46%

(1)	Commenced investment operations on September 23, 2009.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.

(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $59,000, $27,000 and $88,000, which represents 0.01, less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(7)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

NORTHERN FUNDS PROSPECTUS	91	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s Web site at sec.gov (text-only).

■	Northern Funds’ Web site at northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS PROSPECTUS	MMF PRO (7/13)